UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 14, 2005
CONNETICS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-27406	94-3173928

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
3160 Porter Drive, Palo Alto, California 94304

(Address of principal executive offices, including zip code)
(650) 843-2800

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On December 20, 2005, Connetics Corporation, or the Company, announced that David E. Cohen, M.D. had been elected as a new member of the Company’s Board of Directors. Dr. Cohen fills a vacancy created by the resignation of Dr. Eugene Bauer in October 2005. Dr. Cohen’s term of office as a member of the Board of Directors will expire at the 2006 Annual Meeting of Stockholders, when he will be eligible for re-election. A copy of the press release announcing the election of Dr. Cohen is furnished as Exhibit 99.1 to this report.
Item 7.01 Regulation FD Disclosure
     On December 19, 2005 Connetics issued a press release containing financial guidance for 2006, revised financial guidance for the fourth quarter of 2005 and an outlook for 2007. A copy of the press release is furnished as Exhibit 99.2 to this report.
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	Exhibit No.	Description

	99.1	Press Release dated December 20, 2005
	99.2	Press Release dated December 19, 2005
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION
Date: December 20, 2005	By:	/s/ Katrina J. Church
Katrina J. Church
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated December 20, 2005
99.2	Press Release dated December 19, 2005